PROSPECTUS                                                     NOVEMBER 20, 2006

TOUCHSTONE INVESTMENTS

TOUCHSTONE CLOVER CORE FIXED INCOME FUND

TOUCHSTONE HLAM LARGE CAP QUALITY STOCK FUND

TOUCHSTONE PITCAIRN SELECT VALUE FUND

TOUCHSTONE PITCAIRN TAXABLE BOND FUND

Each fund is a series of Touchstone Funds Group Trust (the "Trust") (formerly Constellation Funds Group). The Trust is part of the Touchstone(R) Funds that also includes Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable annuity funds and Constellation Institutional Portfolios, a group of institutional equity funds. Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone at 1.800.543.0407.

The Funds are managed by Touchstone Advisors, Inc. ("Touchstone Advisors"). Touchstone Advisors selects a sub-advisor (each a "Sub-Advisor," collectively the "Sub-Advisors") to manage each Fund's investments on a daily basis.

TABLE OF CONTENTS

                                                                            Page
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund                                                  2
--------------------------------------------------------------------------------
HLAM Large Cap Quality Stock Fund                                              6
--------------------------------------------------------------------------------
Pitcairn Select Value Fund                                                    10
--------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund                                                    14
--------------------------------------------------------------------------------
Investment Strategies and Risks                                               19
--------------------------------------------------------------------------------
The Funds' Management                                                         22
--------------------------------------------------------------------------------
Choosing a Class of Shares                                                    25
--------------------------------------------------------------------------------
Investing with Touchstone                                                     26
--------------------------------------------------------------------------------
Distributions and Taxes                                                       36
--------------------------------------------------------------------------------
Financial Highlights                                                          37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Touchstone Clover Core Fixed Income Fund
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

Investment Objective - Seeks high current income consistent with reasonable risk to capital

Investment Focus - Fixed income obligations of U.S. issuers

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Clover Core Fixed Income Fund (formerly Constellation Clover Fixed Income Fund) invests, under normal circumstances, at least 80% of its assets in fixed income securities consisting of U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations and mortgage- and asset-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association ("GNMA"). Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Investment grade fixed income securities included securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined by the sub-advisor, Clover Capital Management, Inc. ("Clover Capital"), to be of comparable quality.

In selecting investments for the Fund, Clover Capital chooses fixed income securities of issuers that it believes will offer attractive income potential with a reasonable level of risk. Clover Capital invests in fixed income obligations of different issuers (as described above), maturities and structures depending on its current assessment of the relative market values of the sectors in which the Fund invests. In assessing the relative market values of these sectors, Clover Capital generally considers whether the securities included within a sector are selling at a discount to their perceived market value.

Clover Capital does not attempt to forecast interest rate changes, and the securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable or both. The Fund's average duration will typically be between four and six years. Clover Capital generally sells a security when it reaches a target price, there is a change in the issuer's credit quality, or if its current assessment of the relative market values of the sectors in which the Fund invests or markets as a whole make investments in other securities appear more attractive.

THE KEY RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated (e.g., rated BB or lower by S&P, or Ba or lower by Moody's) securities is even greater than that of higher-rated (e.g., rated BBB or higher by S&P, or Baa or higher by Moody's) securities. Regardless of the rating of a security, the Fund is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments.

Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the price sensitivity of fixed income securities for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective maturities.

This Fund should only be purchased by investors seeking high current income with reasonable risk to capital who can withstand share price volatility. Additional discussion regarding key risks may be found in the Investment Strategies and Risks section under the heading Principal Risks.

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year for the past ten years.(1)

TOUCHSTONE CLOVER CORE FIXED INCOME FUND - CLASS I TOTAL RETURN

                                  [BAR CHART]

1996       4.40%
1997       9.57%
1998       7.88%
1999      -1.94%
2000      12.31%
2001       7.34%
2002      10.27%
2003       1.70%
2004       3.77%
2005       2.41%

Best Quarter:
3rd Quarter 2002    4.59%

Worst Quarter:
2nd Quarter 2004   -2.53%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Fixed Income Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Fixed Income Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment advisor and Clover Capital as the sub-advisor, and from that date until May 7, 2004, the Fund operated as the Turner Core Fixed Income Fund. On May 7, 2004, the Turner Core Fixed Income Fund was reorganized into the Constellation Clover Core Fixed Income Fund. On November 20, 2006 the Constellation Clover Core Fixed Income Fund was renamed the Touchstone Clover Core Fixed Income Fund. Clover Capital remained as the sub-advisor after the change.

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                               1 YEAR    5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------
TOUCHSTONE CLOVER CORE FIXED INCOME FUND - CLASS I SHARES
-------------------------------------------------------------------------------------------
Return Before Taxes                                             2.42%     5.06%     5.70%
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions                             0.51%     3.13%     3.46%
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares     1.94%     3.22%     3.52%
-------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(1)                         2.43%     5.87%     6.16%
-------------------------------------------------------------------------------------------

(1) The Lehman Brothers Aggregate Bond Index is a widely-recognized market-value weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment-grade (BBB) or higher, with maturities of at least one year.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                  CLASS I SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.45%
Distribution and/or Shareholder Services Fees                          None
Other Expenses                                                         0.41%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                   0.86%
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                            1 YEAR   3 YEARS  5 YEARS   10 YEARS
--------------------------------------------------------------------------------
TOUCHSTONE CLOVER CORE FIXED INCOME FUND -
CLASS I SHARES                              $   88   $  274    $  477    $1,061
--------------------------------------------------------------------------------

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

--------------------------------------------------------------------------------
Touchstone HLAM Large Cap Quality Stock Fund
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

Investment Objective - Long-term capital appreciation

Investment Focus - Common stocks of large capitalization companies

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone HLAM Large Cap Quality Stock Fund (formerly Constellation HLAM Large Cap Quality Stock Fund) invests, under normal market conditions, at least 80% of its assets in common stocks of companies having a large market capitalization that the sub-advisor, Hilliard Lyons Asset Management ("HLAM"), believes to have long-term capital appreciation possibilities. This strategy is a fundamental policy that can only be changed with the approval of shareholders. For the purposes of this Fund, large cap companies are defined as companies with minimum market capitalizations at the time of purchase of $5 billion. The Fund will typically own between 40 and 60 stocks, which is a smaller number of stocks than diversified funds own.

HLAM invests in common stocks of "quality" companies - companies that it believes have attractive growth prospects looking forward. It focuses on companies it believes to have long-term competitive advantages over their competition and identifiable growth drivers for the future. Financial strength is also a focus for HLAM; HLAM invests only in companies which it considers to have strong balance sheets, significant free cash flow, and historically high returns on invested capital. Typically, the Fund will own both growth and value-oriented stocks. HLAM also focuses on the valuations of its universe of common stocks and only invests in what it believes to be companies whose valuations are justifiable by the companies' quality and perceived future growth rate.

HLAM generally considers selling a security when it reaches a target price, when it fails to perform as expected, when its growth rate slows, or when other opportunities appear more attractive.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in companies that have market capitalization in excess of $5 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns. HLAM's judgment regarding value stocks may at times be contrary to general investment opinions.

Under certain market conditions, the Fund may be invested in medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing. Additional discussion regarding key risks may be found in the Investment Strategies and Risks section under the heading Principal Risks.

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception.(1)

TOUCHSTONE HLAM LARGE CAP QUALITY STOCK FUND - CLASS II TOTAL RETURN

                                  [BAR CHART]

1996      20.02%
1997      40.41%
1998      13.58%
1999       3.23%
2000       0.53%
2001      -8.85%
2002     -22.24%
2003      19.49%
2004       4.73%
2005       1.43%

Best Quarter:
4th Quarter 1998    19.29%

Worst Quarter:
2nd Quarter 2002   -14.10%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on January 6, 1992 until November 5, 2004, the Fund operated as Hilliard Lyons Growth Fund, Inc. and was advised by Hilliard Lyons Asset Management. On November 5, 2004, Hilliard Lyons Growth Fund, Inc. was reorganized into the Constellation HLAM Large Cap Quality Growth Fund. Effective July 21, 2005, the Fund's name was changed to Constellation HLAM Large Cap Quality Stock Fund. On November 20, 2006 the Constellation HLAM Large Cap Quality Stock Fund was renamed the Touchstone HLAM Large Cap Quality Stock Fund. HLAM remained the sub-advisor after the change.

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Russell 1000 Growth Index and the Russell 1000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                           SINCE INCEPTION
                                                                  1 YEAR      (11/8/04)
------------------------------------------------------------------------------------------
TOUCHSTONE HLAM LARGE CAP QUALITY STOCK FUND - CLASS II SHARES
------------------------------------------------------------------------------------------
Return Before Taxes                                                1.43%        4.65%
------------------------------------------------------------------------------------------
Return After Taxes on Distributions                               -3.29%       -1.82%
------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(1)     6.82%        3.99%
------------------------------------------------------------------------------------------
Russell 1000 Growth Index(2)                                       5.26%        8.49%
------------------------------------------------------------------------------------------
Russell 1000 Index(3)                                              6.27%        9.80%
------------------------------------------------------------------------------------------

(1) When the "Return After Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(2) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(3) The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Fund's investment portfolio contains both `'growth" and `'value" stocks, thus making the Russell 1000 Index an appropriate measure of the Fund's relative performance.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                 CLASS II SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution and/or Shareholder Services Fees                        0.25%
Other Expenses                                                       0.65%(1)
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES LESS                            1.65%
Fee Waivers and Expense Reimbursements                               0.40%
--------------------------------------------------------------------------------
NET TOTAL OPERATING EXPENSES                                         1.25%
--------------------------------------------------------------------------------

(1) Touchstone Advisors has contractually agreed to waive fees and to reimburse expenses, in order to keep `'Other Expenses" from exceeding 0.25% through October 1, 2008. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Trust.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                   1 YEAR     3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------
TOUCHSTONE HLAM LARGE CAP QUALITY STOCK FUND -
CLASS II SHARES                                    $  127     $  481     $  859     $1,921
-------------------------------------------------------------------------------------------

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

--------------------------------------------------------------------------------
Touchstone Pitcairn Select Value Fund
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

Investment Objective - Long-term capital appreciation

Investment Focus - Common stocks of U.S. companies

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Pitcairn Select Value Fund (formerly Constellation Pitcairn Select Value Fund) invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Pitcairn Investment Management ("Pitcairn"), believes to be priced below their true worth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in companies that have a market capitalization in excess of $1.5 billion. The Fund may, however, invest in companies of any size in order to achieve its investment objective. The Fund will typically own between 25 and 40 stocks, which is a smaller number of stocks than diversified funds own.

Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure, and conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. The prices of so-called value stocks are typically below their true worth, in Pitcairn's judgment, compared to other stocks as measured by criteria such as earnings, book value and dividend paying ability. Dividend income is a consideration incidental to the Fund's investment objective. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is subject to the risk that its primary market segment, investments in stocks of companies that have market capitalizations in excess of $1.5 billion, may underperform other equity market segments or the equity markets as a whole. A further risk of investing in value stocks is that the Fund's performance may be lower than that of funds that invest in other types of equity securities (such as growth stocks).

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing. Additional discussion regarding key risks may be found in the Investment Strategies and Risks section under the heading Principal Risks.

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception.(1)

TOUCHSTONE PITCAIRN SELECT VALUE FUND - CLASS II TOTAL RETURN

                                  [BAR CHART]

2001      -2.19%
2002     -22.18%
2003      30.23%
2004      11.95%
2005       1.46%

Best Quarter:
2nd Quarter 2003    17.46%

Worst Quarter:
3rd Quarter 2002   -21.21%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Value Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Select Value Fund was reorganized into the Constellation Pitcairn Select Value Fund. On November 20, 2006 the Constellation Pitcairn Select Value Fund was renamed the Touchstone Pitcairn Select Value Fund. Pitcairn remained as the sub-advisor after the change.

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                       SINCE INCEPTION
                                                                  1 YEAR    5 YEARS       (8/11/00)
------------------------------------------------------------------------------------------------------
TOUCHSTONE PITCAIRN SELECT VALUE FUND - CLASS II SHARES
------------------------------------------------------------------------------------------------------
Return Before Taxes                                                1.46%     2.40%          4.29%
------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                               -0.92%     1.57%          3.47%
------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(1)     2.30%     1.73%          3.36%
------------------------------------------------------------------------------------------------------
Russell 1000 Value Index(2)                                        7.05%     5.28%          5.91%
------------------------------------------------------------------------------------------------------

(1) When the "Return After Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(2) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                 CLASS II SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                             0.69%
Distribution and/or Shareholder Services Fees                        0.25%
Other Expenses                                                       0.30%(1)
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.24%
Less Fee Waivers and Expense Reimbursements                          0.10%
--------------------------------------------------------------------------------
NET TOTAL OPERATING EXPENSES                                         1.14%
--------------------------------------------------------------------------------

(1) Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep "Other Expenses" from exceeding 0.20% through March 1, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                          1 YEAR   3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
TOUCHSTONE PITCAIRN SELECT VALUE FUND -
CLASS II SHARES                           $  116    $  384    $  671     $1,491
--------------------------------------------------------------------------------

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

--------------------------------------------------------------------------------
Touchstone Pitcairn Taxable Bond Fund
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

Investment Objective - Income and capital appreciation consistent with prudent investment risk and liquidity.

Investment Focus - Fixed income securities

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Pitcairn Taxable Bond Fund (formerly Constellation Pitcairn Taxable Bond Fund) invests in investment grade fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"), and U.S. and foreign corporations. Under normal market conditions, the Fund invests at least 80% of the value of its assets in fixed income securities of all types. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders.

The Fund maintains an average maturity that is generally similar to that of the broad-based securities index selected as the Fund's benchmark; however, there is no limit on the maximum maturity for a particular investment. The Fund's sub-advisor, Pitcairn Investment Management ("Pitcairn") also considers the "effective duration" of the Fund's entire portfolio when selecting securities. The Fund will typically invest its assets in the securities of a smaller number of issuers than other, more diversified funds.

Pitcairn selects securities for the Fund in order to provide relatively stable current income, a competitive current yield and reasonable principal volatility. The fixed income securities the Fund owns may also have the potential for moderate price appreciation. U.S. Government Securities in which the Fund may invest include U.S. Treasury bills, notes and bonds, and mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). Investment grade fixed income securities are those rated at the time of investment in one of the four highest rating categories by a nationally recognized statistical rating organization, or which Pitcairn determines to be of equivalent quality. The Fund will not invest more than 20% of its assets in fixed income securities rated in the lowest category of investment grade securities, measured at the time of the Fund's initial investment in the security.

THE KEY RISKS

The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

The Fund's U.S. Government Securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and GNMA are supported only by the credit of the agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The Fund may invest in foreign securities, which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio.

The Fund is subject to the risk that its particular market segment (investment-grade fixed income securities) may underperform compared to other market segments or to the fixed income markets as a whole.

This Fund should only be purchased by investors seeking income and capital appreciation consistent with prudent investment risk and liquidity who can withstand share price volatility. Additional discussion regarding key risks may be found in the Investment Strategies and Risks section under the heading Principal Risks.

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception.(1)

TOUCHSTONE PITCAIRN TAXABLE BOND FUND - CLASS II TOTAL RETURN

                                  [BAR CHART]

1996       2.06%
1997       9.49%
1998       8.90%
1999      -2.98%
2000      12.53%
2001       8.02%
2002       7.51%
2003       5.45%
2004       3.56%
2005       1.01%

Best Quarter:
4th Quarter 2000    4.83%

Worst Quarter:
2nd Quarter 2004   -3.04%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on December 31, 1988 until August 4, 2000, the Fund was operated as a collective trust fund by Pitcairn Trust Company. Performance returns prior to August 4, 2000 include performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Taxable Bond Fund, advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Taxable Bond Fund was reorganized into the Constellation Pitcairn Taxable Bond Fund. On November 20, 2006 the Constellation Pitcairn Taxable Bond Fund was renamed the Touchstone Pitcairn Taxable Bond Fund. Pitcairn remained as the sub-advisor after the change.

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Lehman U.S. Government Credit Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                    SINCE INCEPTION
                                                               1 YEAR    5 YEARS       (8/4/00)
---------------------------------------------------------------------------------------------------
TOUCHSTONE PITCAIRN TAXABLE BOND FUND - CLASS II SHARES
---------------------------------------------------------------------------------------------------
Return Before Taxes                                             1.01%     5.08%          5.90%
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                            -0.44%     3.19%          3.95%
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares     0.65%     3.20%          3.87%
---------------------------------------------------------------------------------------------------
Lehman U.S. Government Credit Index(1)                          2.37%     6.11%          6.68%
---------------------------------------------------------------------------------------------------

(1) The Lehman U.S. Government Credit Index is a widely-recognized unmanaged index of government and corporate fixed income securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                 CLASS II SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                             0.39%
Distribution and/or Shareholder Services Fees                        0.25%
Other Expenses                                                       0.32%(1)
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.96%
Less Fee Waivers and Expense Reimbursements                          0.07%
--------------------------------------------------------------------------------
NET TOTAL OPERATING EXPENSES                                         0.89%
--------------------------------------------------------------------------------

(1) Touchstone Advisors has contractually agreed to waive fees and to reimburse expenses in order to keep `'Other Expenses" from exceeding 0.25% through March 1, 2008. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Trust.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                          1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
TOUCHSTONE PITCAIRN TAXABLE BOND FUND -
CLASS II SHARES                           $   91    $  299    $  524     $1,172
--------------------------------------------------------------------------------

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

--------------------------------------------------------------------------------
Investment Strategies and Risks
--------------------------------------------------------------------------------

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information (SAI).

Each Fund's investment objective is non-fundamental, and may be changed by the Trust's Board of Trustees. The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e. fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds' objectives. This defensive investing may increase a Fund's taxable income. A Fund will do so only if the Advisor or the Fund's sub-advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment objective.

PORTFOLIO COMPOSITION

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

PRINCIPAL RISKS

EQUITY RISK - THE EQUITY FUNDS

Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK - THE FIXED INCOME FUNDS

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

CALL RISK During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

CREDIT RISK An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value. The effect of this risk to an investor in the Fund should be reduced because the Funds hold bonds of multiple issuers.

EVENT RISK Securities may decline in credit quality and market value due to issuer restructurings or other factors. The effect of this risk to an investor in the Fund should be reduced because the Funds hold bonds of multiple issuers.

MORTGAGE-BACKED SECURITIES - THE FIXED INCOME FUNDS

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. GOVERNMENT SECURITIES RISK - THE FIXED INCOME FUNDS

Although the Funds' U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Freddie Mac, Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

MANAGER OF MANAGERS RISK - ALL FUNDS

The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

MORE INFORMATION ABOUT RISK

The Funds are subject to a number of risks that pertain to non-principal investment strategies, which may affect the value of their shares.

PORTFOLIO TURNOVER

Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

NON-PRINCIPAL RISKS

USE OF DERIVATIVE CONTRACTS - ALL FUNDS

Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

      o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

      o     As a substitute for purchasing or selling securities;

      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

      o     To enhance a Fund's potential gain in non-hedging situations; or

      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

INVESTMENTS IN EXCHANGE-TRADED FUNDS - ALL FUNDS

The Funds may invest in shares of exchange-traded funds (ETFs). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and similar expenses of the ETFs. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

LENDING OF PORTFOLIO SECURITIES - ALL FUNDS

The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Advisor to the Fund under the Advisor's voluntary expense limitation arrangement (see "Contractual Fee Waiver Agreement").

--------------------------------------------------------------------------------
The Funds' Management
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Touchstone Advisors, a registered investment advisor, located at 303 Broadway, Suite 1100, Cincinnati, OH 45202, serves as Advisor to all the Funds. Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2005, Touchstone Advisors had approximately $4.0 billion in assets under management. As the Funds' Advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds' investment programs and also ensures compliance with the Funds' investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

o   Level of knowledge and skill         o   Level of compliance with investment
                                             rules and strategies

o   Performance as compared to its       o   Employees facilities and financial
    peers or benchmark                       strength

o   Consistency of performance over 5    o   Quality of service
    years or more

Touchstone Advisors will also continually monitor each sub-advisor's performance through various analyses and through in-person, telephone and written consultations with the sub-advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.

The SEC has granted an exemptive order that permits Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any changes in its sub-advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. Touchstone pays sub-advisory fees to each sub-advisor from its advisory fee.

NAME OF FUND                                                     ANNUAL FEE RATE
--------------------------------------------------------------------------------
Touchstone Clover Core Fixed Income Fund                              0.45%
--------------------------------------------------------------------------------
Touchstone HLAM Large Cap Quality Stock Fund                          0.75%
--------------------------------------------------------------------------------
Touchstone Pitcairn Select Value Fund                                 0.70%
--------------------------------------------------------------------------------
Touchstone Pitcairn Taxable Bond Fund                                 0.40%
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISORS

Clover Capital Management, Inc., ("Clover Capital") an SEC-registered advisor located at 400 Meridian Centre, Ste 200, Rochester, NY 14618, serves as Sub-Advisor to the Touchstone Clover Core Fixed Income Fund. As Sub-Advisor, Clover Capital makes investment decisions for the Touchstone Clover Funds and also ensures compliance with the Touchstone Clover Funds' investment policies and guidelines. As of December 31, 2005, Clover Capital had approximately $2.5 billion in assets under management. For its services as investment Sub-Advisor to the Touchstone Clover Core Fixed Income Fund, Clover Capital is entitled to receive base investment sub-advisory fees from Touchstone at an annualized rate, based on the average daily net assets of the Fund, as follows:

NAME OF FUND                                                     ANNUAL FEE RATE
--------------------------------------------------------------------------------
Touchstone Clover Core Fixed Income Fund                              0.225%
--------------------------------------------------------------------------------

Pitcairn Investment Management ("Pitcairn"), a separately identifiable division of Pitcairn Trust Company ("PTC"), with offices at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046, is a registered investment advisor and serves as Sub-Advisor to the Touchstone Pitcairn Select Value Fund and the Touchstone Pitcairn Taxable Bond Fund (the "Touchstone Pitcairn Funds"). As Sub-Advisor, Pitcairn makes investment decisions for the Touchstone Pitcairn Funds and also ensures compliance with the Touchstone Pitcairn Funds' investment policies and guidelines. As of December 31, 2005, Pitcairn had approximately $1.1 billion in assets under management. Touchstone Advisors has assumed an existing agreement between CIMCO and Pitcairn, under which CIMCO had agreed that it would not propose that the Board of Trustees terminate Pitcairn as sub-advisor to the current Pitcairn sub-advised Funds for a period of four years commencing August 1, 2004, except under certain limited circumstances. This agreement raises a potential conflict of interest for Touchstone Advisors as it might inhibit Touchstone Advisors from terminating Pitcairn in circumstances in which Touchstone Advisors would otherwise terminate Pitcairn absent the agreement. Touchstone Advisors will, however, terminate Pitcairn as sub-advisor to a Fund or Funds under any and all circumstances where its fiduciary duty to shareholders necessitates such action. For the Touchstone Pitcairn Select Value Fund, Pitcairn is entitled to receive base investment sub-advisory fees from Touchstone Advisors at an annualized rate of 0.55% on the value of the first $61 million, and 0.40% on the value of assets above that amount. For the Touchstone Pitcairn Taxable Bond Fund, Pitcairn is entitled to receive base investment sub-advisory fees from Touchstone Advisors at an annualized rate of 0.30% on the value of the first $43 million, and 0.25% on the value of assets above that amount.

Hilliard Lyons Asset Management ("HLAM"), an SEC-registered advisor located at Hilliard Lyons Center, 501 South Fourth Street, Louisville, KY 40202, serves as Sub-Advisor to the Touchstone HLAM Large Cap Quality Stock Fund. As Sub-Advisor, HLAM makes investment decisions for the Fund and also ensures compliance with its investment policies and guidelines. As of December 31, 2005, HLAM and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately $4.7 billion. Touchstone Advisors has assumed an existing agreement between CIMCO and HLAM, under which CIMCO had agreed that it would not propose that the Board of Trustees terminate HLAM as Sub-Advisor to the HLAM Large Cap Quality Stock Fund prior to October 1, 2008, except under certain limited circumstances. This agreement raises a potential conflict of interest for Touchstone Advisors as it might inhibit Touchstone Advisors from terminating HLAM in circumstances in which Touchstone Advisors would otherwise terminate HLAM absent the agreement. Touchstone Advisors will, however, terminate HLAM as sub-advisor to the Fund under any and all circumstances where its fiduciary duty to shareholders necessitates such action. For its services as investment Sub-Advisor to the Touchstone HLAM Large Cap Quality Stock Fund, HLAM is entitled to receive base investment sub-advisory fees from Touchstone Advisors at an annualized rate of 0.35% on Allocated Assets.

CONTRACTUAL FEE WAIVER AGREEMENT

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep certain Funds' "Other Expenses" from exceeding the levels set forth below. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. These fee waivers and expense reimbursements will remain in effect until March 1, 2008.

                                                            CONTRACTUAL LIMIT ON
                                                           FUND "OTHER EXPENSES"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Touchstone HLAM Large Cap Quality Stock Fund Class II              0.25%
--------------------------------------------------------------------------------
Touchstone Pitcairn Select Value Fund Class II                     0.20%
--------------------------------------------------------------------------------
Touchstone Pitcairn Taxable Bond Fund Class II                     0.25%
--------------------------------------------------------------------------------

A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements appears in the Trust's March 31, 2006 Semiannual Report.

PORTFOLIO MANAGERS

The Touchstone Clover Core Fixed Income Fund is managed by John Garnish and Joseph Cerqua. The Touchstone HLAM Large Cap Quality Stock Fund is managed by Andrew W. Means and Don A. Keeney. The Touchstone Pitcairn Select Value Fund is managed by Eric Feder and David Larrabee. The Touchstone Pitcairn Taxable Bond Fund is managed by John Raebiger, Jr. The background of each portfolio manager is set forth below. Additional information related to each portfolio manager may be found in the SAI.

CLOVER CAPITAL MANAGEMENT, INC.

Joseph P. Cerqua, CFA, Portfolio Manager and Fixed Income Analyst, joined Clover Capital in 1995. He has 10 years of investment experience.

John F. Garnish, CFA, Portfolio Manager, joined Clover Capital in 2004. Prior to 2004, he was fixed income portfolio manager of the pension and insurance assets at Dow Chemical, and portfolio manager of separately managed accounts at First Boston. He has 19 years of investment experience.

HILLIARD LYONS ASSET MANAGEMENT

Don A. Keeney, CFA, joined Hilliard Lyons in 2004. From 2000-2004, he was an equity analyst with Mastrapasqua & Associates. He has over 10 years of investment experience.

Andrew W. Means, CFA, joined Hilliard Lyons in 1981. He has 24 years of investment experience.

PITCAIRN INVESTMENT MANAGEMENT

Eric M. Feder, Vice President and Chief Investment Officer of Pitcairn and of PTC, joined PTC in 1994. He has 11 years of investment experience.

David T. Larrabee, CFA, Vice President of Pitcairn and PTC, joined PTC in 1997. He has 12 years of investment experience.

John R. Raebiger, Jr., Vice President, Fixed Income, joined Pitcairn and PTC in 2002. Previously, he was Fixed Income Portfolio Manager and Head of Training for Davidson Capital Management from 1998 to 2002. He has 10 yesrs of investment experience.

--------------------------------------------------------------------------------
Choosing a Class of Shares
--------------------------------------------------------------------------------

The HLAM Large Cap Quality Stock Fund, the Pitcairn Select Value Fund and the Pitcairn Taxable Bond Fund offer Class II shares.

The Clover Core Fixed Income Fund offers Class I shares.

CLASS I AND CLASS II SHARES

Class I and Class II shares have different expenses and other characteristics. Class I shares have lower annual expenses while Class II shares have higher annual expenses. Both Class I and Class II shares are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.

--------------------------------------------------------------------------------
Investing With Touchstone
--------------------------------------------------------------------------------

Choosing the Appropriate Investments to Match Your Goals. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES

Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Funds directly from Touchstone or through your financial advisor. In any event, you must complete an investment application. You can obtain an investment application from Touchstone, your financial advisor, or by visiting our website at touchstoneinvestments.com. Check below to find the minimum investment requirements and ways to purchase shares in the Funds.

For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

/!\ INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

                                                          INITIAL     ADDITIONAL
                                                         INVESTMENT   INVESTMENT
--------------------------------------------------------------------------------
Regular Account
Class I, Class II                                          $2,500       $   50
--------------------------------------------------------------------------------
Retirement Account or Custodial Account under
a uniform Gifts/Transfers to Minors Act ("UGTMA")
Class I, Class II                                          $1,000       $   50
--------------------------------------------------------------------------------
Investments through the Automatic Investment Plan
Class I, Class II                                          $  100       $   50
--------------------------------------------------------------------------------

/!\ INVESTOR ALERT: Touchstone may change these initial and additional investment minimums at any time.

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. eastern standard time ("EST") on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUNDS

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

BY EXCHANGE

o Class I and Class II shares may be exchanged into any Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund - Institutional Class.

o     You do not have to pay any exchange fee for your exchange.

o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

You may invest in the Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

INDIVIDUAL RETIREMENT PLANS

o     Traditional Individual Retirement Accounts ("IRAs")

o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

o     Spousal IRAs

o     Roth Individual Retirement Accounts ("Roth IRAs")

o     Coverdell Education Savings Accounts ("Education IRAs")

o     Simplified Employee Pension Plans ("SEP IRAs")

o     403(b)(7) Custodial Accounts

EMPLOYER SPONSORED RETIREMENT PLANS

o     Defined benefit plans

o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

o     457 plans

-> SPECIAL TAX CONSIDERATION

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

THROUGH A PROCESSING ORGANIZATION

You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. When shares are purchased this way, there may be various differences. The processing organization may:

o     Charge a fee for its services

o     Act as the shareholder of record of the shares

o     Set different minimum initial and additional investment requirements

o     Impose other charges and restrictions

o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

o Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form.

o Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

o It is the responsibility of the processing organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

PRICING OF PURCHASES

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, or its authorized agent, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. EST, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or its authorized agent, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. EST, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's authorized agent to transmit orders that will be received by Touchstone in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds

o     Write your account number on the check.

* Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o     Contact Touchstone or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Banks may charge a fee for handling wire transfers.

o Purchases in the Funds will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. EST, on a day when the NYSE is open for regular trading.

BY EXCHANGE

o You may add to your account by exchanging shares from an unaffiliated mutual fund or from another Touchstone Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.

PURCHASES WITH SECURITIES

o Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or its authorized agent, in proper form by the close of regular trading on the NYSE (normally 4:00 p.m.
EST), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. EST, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

BY MAIL

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

BY WIRE

o     Complete the appropriate information on the investment application.

o If your proceeds are $1,000 or more, you may request that Touchstone wire them to your bank account.

o You may be charged a fee by the Fund or Fund's agent for wiring redemption proceeds. You may also be charged a fee by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

o     There is no minimum account balance required for retirement plans.

-> SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

THROUGH YOUR FINANCIAL ADVISOR OR PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor or processing organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor or processing organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

-> SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

/!\ INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

DISTRIBUTION ARRANGEMENTS

SHAREHOLDER SERVICING PLAN. The Trust has adopted a shareholder services plan with respect to the Class II shares of each Fund providing that the Trust may obtain the services of the Advisor and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust (or the Trust's agents) may enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the Transfer Agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class II shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

The Trust may use payments under this aspect of the Plan to provide or enter into agreements with organizations ("Service Providers") who will provide one or more of the following shareholder services: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers; (v) arranging for bank wires; (vi) answering routine customer inquiries concerning their investments in the shares offered in connection with this Plan and related distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions;
(ix) processing dividend payments from the Fund on behalf of customers; (x) forwarding certain shareholder communications from the Fund (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules and regulations.

DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of money market funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between money market funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers in which transactions are placed. If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

HOUSEHOLDING POLICY

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

RECEIVING SALE PROCEED

Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or processing organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or processing organization may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o When an emergency situation causes a Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of a Fund's net assets

o     During any other time when the SEC, by order, permits

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

PRICING OF FUND SHARES

Each Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. EST) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or its authorized agent.

The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Funds, any foreign securities held by a Fund will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Funds may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Funds may use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The Funds may also use fair value pricing if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

--------------------------------------------------------------------------------
Distributions and Taxes
--------------------------------------------------------------------------------

-> SPECIAL TAX CONSIDERATION

You should consult your tax advisor to address your own tax situation.

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Clover Core Fixed Income Fund and the Pitcairn Taxable Bond Fund declare investment income daily and distribute it monthly as a dividend to shareholders. The HLAM Large Cap Quality Stock Fund and the Pitcairn Select Value Funds distribute their income, if any, quarterly as a dividend to shareholders.

The Funds make distributions of capital gains, if any, at least annually. If you own shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to the Fund.

TAX INFORMATION

DISTRIBUTIONS. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

-> SPECIAL TAX CONSIDERATION

For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The tables that follow present performance information about Class I and Class II Shares of the Funds, including the time period during which certain of the Funds were part of the Turner, Pitcairn and Hilliard-Lyons Funds and Constellation Institutional Portfolios. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each Fund for the period ended September 30, 2005 were audited by KPMG LLP, independent registered public accounting firm. The financial highlights for each Fund, except the HLAM Large Cap Quality Stock Fund, for the period ended September 30, 2004 were also audited by KPMG LLP. The financial highlights for each Fund, for periods ending prior to September 30, 2004 were audited by other independent registered public accounting firms. The financial highlights for the HLAM Large Cap Quality Stock Fund, for the period ended December 31, 2004 were also audited by KPMG LLP. The reports of the independent registered public accounting firm, along with each Fund's financial statements and related notes, appears in the 2005 Annual Report for the Funds. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-543-0407. The Annual Report has been incorporated by reference into our SAI.

TOUCHSTONE HLAM LARGE CAP QUALITY STOCK FUND - CLASS II SHARES(1)

FOR THE PERIODS ENDED SEPTEMBER 30 AND DECEMBER 31:
---------------------------------------------------------------------------------------------------------------------------------
                                                          2005(2)        2004        2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $ 21.58      $ 24.73     $ 24.02     $ 30.89     $ 33.89     $ 33.71
---------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
   Net investment income (loss)                             (0.01)        0.01       (0.07)      (0.08)      (0.12)      (0.06)
   Realized and unrealized gains(losses) on investments     (0.43)        1.16        4.58       (6.79)      (2.88)       0.24
---------------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                            (0.44)        1.17        4.51       (6.87)      (3.00)       0.18
---------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions
   Dividends from net investment income                        --           --          --          --          --          --
   Distributions from capital gains                         (1.22)       (4.32)      (3.80)                     --          --
---------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                           (1.22)       (4.32)      (3.80)                     --          --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $ 19.92      $ 21.58     $ 24.73     $ 24.02     $ 30.89     $ 33.89
=================================================================================================================================
Total Return                                                (2.09%)+      4.73%      19.07%     (22.20%)     (8.85%)      0.53%
=================================================================================================================================
Net Assets, End of Period (000)                           $16,140      $20,959     $35,806     $34,963     $51,402     $62,884
=================================================================================================================================
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets++                    1.25%        1.30%       1.30%       1.29%       1.25%       1.29%
Ratio of Total Expenses to Average Net Assets                1.65%        1.97%       1.82%       1.46%       1.44%       1.37%
Ratio of Net Investment Income (Loss)
   to Average Net Assets++                                  (0.08%)       0.04%      (0.27%)     (0.32%)     (0.36%)     (0.17%)
Portfolio Turnover Rate+++                                     37%           7%         28%         19%         19%         34%

+     Return is for the period indicated and has not been annualized

++    Inclusive of fees paid indirectly, waivers and reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) On November 8, 2004, the Constellation Funds acquired the assets and liabilities of the Hilliard Lyons Growth Fund, Inc., in a tax-free reorganization. Investor A Shares were converted into Class II Shares. Subsequently, Investor B Shares were liquidated and exchanged for Class II Shares. Investor A Shares were the accounting survivor in this transaction, and as a result, its operating results for the periods prior to November 8, 2004 have been carried forward in these financial highlights.

(2) For the nine-month period ended September 30, 2005. All ratios for the period have been annualized. Effective January 1, 2005, the Fund changed its fiscal year end from December 31 to September 30.

Amounts designated as "--" are either $0 or have been rounded to $0

TOUCHSTONE CLOVER CORE FIXED INCOME FUND -- CLASS I SHARES(1)

FOR THE PERIODS ENDED SEPTEMBER 30:

                                                               2005          2004          2003          2002          2001(2)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $ 10.27       $ 10.40       $ 10.55       $ 10.20         $  9.62
--------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
   Net investment income                                        0.42          0.43          0.45          0.52            0.54
   Realized and unrealized gains (losses) on investments       (0.19)        (0.13)        (0.10)         0.35            0.58
--------------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                                0.23          0.30          0.35          0.87            1.12
--------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions
   Dividends from net investment income                        (0.42)        (0.43)        (0.47)        (0.52)          (0.54)
   Distributions from capital gains                            (0.14)           --         (0.03)           --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                              (0.56)        (0.43)        (0.50)        (0.52)          (0.54)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $  9.94       $ 10.27       $ 10.40       $ 10.55         $ 10.20
================================================================================================================================
Total Return                                                    2.27%         2.97%         3.37%         8.85%          11.99%
================================================================================================================================
Net Assets, End of Period (000)                              $26,166       $32,334       $43,391       $42,924         $34,074
================================================================================================================================
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets+                    0.80%         0.80%         0.78%         0.75%           0.75%
Ratio of Total Expenses to Average Net Assets                   0.86%         0.85%         0.87%         0.87%           1.01%
Ratio of Net Investment Income to Average Net Assets+           3.91%         3.94%         4.25%         5.03%           5.50%
Portfolio Turnover Rate++                                         70%           45%           46%           49%             34%

+ Inclusive of fees paid indirectly, waivers, reimbursements and expense offsets.

++    Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2) On April 30, 2001, shareholders of the Clover Fixed Income Fund approved a change in the advisor from Clover Capital Management, Inc. to Turner Investment Partners, Inc. with Clover Capital becoming the Fund's sub-advisor. In connection with the change in advisor the Fund changed its name to the Turner Core Fixed Income Fund, effective May 1, 2001.

Amounts designated as "--" are either $0 or have been rounded to $0.

TOUCHSTONE PITCAIRN SELECT VALUE FUND -- CLASS II SHARES(1)

FOR THE PERIODS ENDED SEPTEMBER 30 AND OCTOBER 31:
---------------------------------------------------------------------------------------------------------------------------------

                                                               2005     2004(2)       2003       2002        2001      2000(3)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $ 10.87    $ 10.38     $  8.36    $ 10.01     $ 10.96     $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
   Net investment income                                        0.07       0.08        0.08       0.09        0.09        0.02
   Realized and unrealized gains (losses) on investments        0.89       0.66        2.03      (1.65)      (0.95)       0.95
---------------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                                0.96       0.74        2.11      (1.56)      (0.86)       0.97
---------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions
   Dividends from net investment income                        (0.07)     (0.09)      (0.09)     (0.09)      (0.09)      (0.01)
   Distributions from capital gains                            (0.16)     (0.16)         --         --          --          --
---------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                              (0.23)     (0.25)      (0.09)     (0.09)      (0.09)      (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $ 11.60    $ 10.87     $ 10.38    $  8.36     $ 10.01     $ 10.96
=================================================================================================================================
Total Return                                                    8.82%      7.16%+     25.48%    (15.77%)     (7.90%)      9.70%+
=================================================================================================================================
Net Assets, End of Period (000)                              $65,400    $61,817     $58,133    $48,455     $60,986     $62,392
=================================================================================================================================
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets++                   1.14%      1.03%       1.02%      1.02%       1.00%       1.00%
Ratio of Total Expenses to Average Net Assets                   1.24%      1.19%       1.23%      1.19%       1.19%       1.33%
Ratio of Net Investment Income to
   Average Net Assets++                                         0.63%      0.84%       0.86%      0.92%       0.85%       0.95%
Portfolio Turnover Rate+++                                        94%       111%        104%       110%        104%         27%

+     Returns are for the periods indicated and have not been annualized.

++    Inclusive of fees paid indirectly, waivers and reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 11, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

CONSTELLATION PITCAIRN TAXABLE BOND FUND -- CLASS II SHARES(1)

FOR THE PERIODS ENDED SEPTEMBER 30 AND OCTOBER 31:
---------------------------------------------------------------------------------------------------------------------------------

                                                              2005       2004(2)       2003       2002        2001      2000(3)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $ 10.77      $ 10.73     $ 10.47    $ 10.98     $ 10.09     $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
   Net investment income                                       0.43         0.43        0.51       0.56        0.59        0.15
   Realized and unrealized gains (losses) on investments      (0.27)        0.04        0.26      (0.42)       0.90        0.09
---------------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                               0.16         0.47        0.77       0.14        1.49        0.24
---------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions
   Dividends from net investment income                       (0.43)       (0.43)      (0.51)     (0.56)      (0.60)      (0.15)
   Distributions from capital gains                              --           --          --      (0.09)         --          --
---------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                             (0.43)       (0.43)      (0.51)     (0.65)      (0.60)      (0.15)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $ 10.50      $ 10.77     $ 10.73    $ 10.47     $ 10.98     $ 10.09
=================================================================================================================================
Total Return                                                   1.50%        4.42%+      7.44%      1.46%      15.19%       2.36%+
=================================================================================================================================
Ratios/Supplemental Data                                    $47,969      $43,239     $43,432    $40,058     $35,562     $37,212
=================================================================================================================================
Net Assets, End of Period (000)
Ratio of Net Expenses to Average Net Assets++                  0.89%        0.75%       0.73%      0.78%       0.70%       0.70%
Ratio of Total Expenses to Average Net Assets                  0.96%        0.94%       0.97%      0.98%       0.99%       1.10%
Ratio of Net Investment Income
   to Average Net Assets++                                     4.05%        4.36%       4.74%      5.35%       5.63%       6.51%
Portfolio Turnover Rate+++                                       37%          26%         24%        58%         54%          7%

+     Returns are for the periods indicated and have not been annualized.

++    Inclusive of fees paid indirectly, waivers and reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 4, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

INVESTMENT SUB-ADVISORS
Hilliard Lyons Asset Management
Hilliard Lyons Center
501 South Fourth Street
Louisville, KY 40202

Clover Capital Management, Inc.
400 Meridian Center, Suite 200
Rochester, NY 14618

Pitcairn Investment Management
One Pitcairn Place, Suite 3000 165
Township Line Road
Jenkintown, PA 19046

TRANSFER AGENT
Integrated Investment Services, Inc.*
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICES
800.543.0407

* A Member of Western & Southern Financial Group(R)

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS: The Funds' annual and semiannual reports (the "financial reports") provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the financial reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:

Touchstone Investments
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407

The SAI and financial reports are also available on the touchstone investments website at http://www.touchstoneinvestments.com.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.942.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Room of the SEC, 100 F Street, NE, Washington, D.C. 20549-2000, or by sending an e-mail request to: publicinfo@sec.gov.

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group:
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

Investment Company Act file no. 811-3651
--------------------------------------------------------------------------------

[LOGO] TOUCHSTONE(R)
       INVESTMENTS

       303 Broadway, Suite 1100
       Cincinnati, OH  45202-4203

                                                               TSF-56B-TFGT-0611